FIRST AMENDMENT
                                     TO THE
                          SECURITIES PURCHASE AGREEMENT

This First Amendment (this "Amendment") to that certain Securities Purchase Agreement (the "Agreement") by and among Diversified Senior Services, Inc. (the "COMPANY"), Austinvest Anstalt Balzers ("AUSTINVEST"), Esquire Trade & Finance Inc. ("ESQUIRE"), Amro International, S.A. ("AMRO"), Nesher, Ltd ("NESHER"), Guarantee & Finance Corp. ("GUARANTEE") and Taylor House Enterprises, Limited ("THE") is made as of May 19, 2000. Austinvest, Esquire, Amro, Nesher, Guarantee and THE are each referred to herein as a "PURCHASER" and are collectively referred to herein as the "PURCHASERS."

                                   WITNESSETH:

          WHEREAS, the Company and the Purchasers desire to amend the Agreement to alter the restrictions on indebtedness of the Company set forth in the Agreement.

          NOW, THEREFORE, for and in consideration of the premises and mutual covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

          1. Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Agreement.

          2. Section 3.15 of the Agreement is deleted in its entirety and replaced with the following new Section 3.15:

          3.15 RESTRICTION ON INDEBTEDNESS Until such time as all of the Shares have been converted into shares of Common Stock or have been redeemed, the Company shall not, without the written consent of 75% of the holders of interest of the then outstanding Shares, incur any indebtedness except for: (i) indebtedness existing as of the Initial Closing, (ii) indebtedness (including guarantees thereof) secured by real property (including leasehold interests) incurred by the Company in connection with the development of, or purchase of, such real property, provided that such indebtedness does not exceed 80% of the fair market value of the property interest securing such indebtedness at the time such indebtedness is put in place, (iii) lines of credit for working capital not in excess of $1,000,000 at any one time or (iv) any guarantees of lines of credit used specifically to finance the working capital of affiliates which develop senior housing or assisted living facilities; provided, however, that prior to such time as all of the Shares are converted into shares of Common Stock, the aggregate amount of the guarantees referenced in this sub-clause (iv) outstanding at any one time shall not exceed $2,000,000.

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Amendment on the date first above written.



                               DIVERSIFIED SENIOR SERVICES, INC.


                               By: /S/ SUSAN L. CHRISTIANSEN
                                  -------------------------------
                                  Susan L. Christiansen
                                  President


                               AUSTINVEST ANSTALT BALZERS


                               By: /S/ WALTER GRILL
                                  ------------------------------
                                  Name:  Walter Grill
                                  Title: Representative


                               ESQUIRE TRADE & FINANCE INC.


                               By: /S/ ROLAND R. WINIGER
                                  ------------------------------
                                  Name:  Roland R. Winiger
                                  Title: Director


                               AMRO INTERNATIONAL, S.A.

                               By: /S/ H. U. BACHOFEN
                                  ------------------------------
                                  Name:  H.U. Bachofen
                                  Title: Director


                               NESHER, INC.


                               By: /S/ J. D. CLARKE
                                  ------------------------------
                                  Name:  J. D. Clarke
                                  Title: Director



                               GUARANTEE & FINANCE CORP.


                               By: /S/ SHELDON RUDOFF, ATTY-IN-FACT
                                  ---------------------------------
                                  Name:  Sheldon Rudoff
                                  Title: Attorney-in-Fact



                               TAYLOR HOUSE ENTERPRISES, LIMITED


                               By: /S/ WILLIAM G. BENTON
                                  ---------------------------------
                                  Name:  William G. Benton
                                  Title: CEO